EXHIBIT 10.46

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                            ELSINORE CORPORATION

                       CAPITAL CONTRIBUTION AGREEMENT

                       Dated as of September 29, 1998




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                         CAPITAL CONTRIBUTION AGREEMENT


                  This CAPITAL CONTRIBUTION AGREEMENT (this "Agreement") is dated as of September 29, 1998 and entered into by and between ELSINORE
CORPORATION, a Nevada corporation ("Elsinore"), and THE INVESTMENT ACCOUNTS LISTED ON THE SIGNATURE PAGES HEREOF (each, a "Fund" and, collectively, the "Funds").

                                 R E C I T A L S


                  WHEREAS, the Funds own approximately 94.3% of the issued and outstanding shares of common stock of Elsinore;

                  WHEREAS, the parties hereto have reached an agreement pursuant to which (i) the Funds will make a cash contribution to the capital of Elsinore in the amount of $4,901,070; and (ii) simultaneously with the receipt of such capital contribution, Elsinore will use such funds, together with other funds of Elsinore, to purchase or redeem in full certain outstanding mortgage notes which were issued by the corporation.

                  NOW, THEREFORE, in consideration of the foregoing, and the agreements, covenants and conditions contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

DEFINITIONS

1.1     Certain Defined Terms

                  In addition to the terms defined in the text of this Agreement, the following terms used in this Agreement shall have the following meanings:

                  "Agreement" means this Capital Contribution Agreement, dated as of September 29, 1998, as it may be amended, amended and restated or otherwise modified or supplemented from time to time.

                  "Closing Date" means the date on or before September 30, 1998 on which the conditions set forth in Section 7 hereof shall have been satisfied and the Transactions shall have been consummated.

                  "First Mortgage Note Purchase Agreement" means an agreement between Elsinore and the holders of the First Mortgage Notes pursuant to which such holders agree to sell their First Mortgage Notes to Elsinore and to terminate their rights under that certain Amended and Restated Intercreditor
Agreement dated as of March 3, 1997, by and among First Trust National Association, a national association, as Trustee under the Indenture, Elsinore, Four Queens, Inc., a Nevada Corporation, Olympia Gaming Corporation, a Nevada Corporation, Elsub Management Corporation, a Nevada corporation, Palm Springs East, Limited Partnership, the Senior Lenders listed on the signature pages thereof, and First Trust National Association, as collateral agent for the Senior Lenders, relating to the priority of the lien securing the First Mortgage Notes.

                  "Intercreditor Agreement" means that certain Amended and Restated Intercreditor Agreement dated as of March 3, 1997, by and among U.S. Bank Trust National Association (f/k/a First Trust National Association), as trustee under the Indenture (as defined therein), Elsinore, Four Queens, Inc., a Nevada corporation, Olympia Gaming Corporation, a Nevada corporation, Elsub Management Corporation, a Nevada corporation, and Palm Springs East, Limited Partnership, as Guarantors, the entities listed as Senior Lenders on the signature pages thereof (the "Senior Lenders") and U.S. Bank Trust National Association (f/k/a First Trust National Association), as collateral agent for the Senior Lenders.

                  "Lien" means any lien, mortgage, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

               "Merger Agreement" has the meaning assigned thereto in Section 3.

           "Morgens, Waterfall" means Morgens, Waterfall, Vintiadis & Co.,  Inc.

                  "Non-MWV Second Mortgage Note Purchase Agreement" means an agreement between Elsinore and the holders of the Non-MWV Second Mortgage Notes pursuant to which such holders agree to sell their Second Mortgage Notes to Elsinore.

                  "Non-MWV Second Mortgage Notes" means the $896,000 original aggregate principal amount of Second Mortgage Notes held by Persons other than the Funds, which were issued under the Indenture prior to the amendment thereof by the Second Supplemental Indenture, dated as of September 29, 1998, among Elsinore, Elsub Management Corporation, Four Queens, Inc., and the Trustee.

                  "Option Agreement" means that certain Option and Voting Agreement, dated as of September 15, 1997, by and between R&E Gaming Corp., as purchaser, and Morgens, Waterfall, on behalf of the Funds, as seller.

                  "Person" means and includes natural persons, corporations, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

                  "Transaction  Documents"  means  this  Agreement,   the  First
Mortgage Note Purchase Agreement and the Non-MWV Second Mortgage Note Purchase Agreement.

                  "Transactions" means the transactions pursuant to which the Transaction Documents will be executed and delivered by the parties thereto and the First Mortgage Notes and the Non-MWV Second Mortgage Notes will be purchased or redeemed.

                  "Subsidiary" means any corporation, association partnership or other business entity of which more than 50% of the total voting power of shares of stock or partnership shares entitled to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more of the other Subsidiaries of that Person or a combination thereof.

1.2   Other Definitional Provisions

                  References to "Sections" and "subsections" shall be to Sections and subsections, respectively, of this Agreement unless otherwise specifically provided. Any of the terms defined in subsection 1.1 may, unless the context otherwise requires, be used in the singular or the plural depending on the reference.

Section 2.   AGREEMENT TO CONSUMMATE TRANSACTIONS

                  Subject to the prior or concurrent satisfaction of the conditions to effectiveness contained in Section 7, on the Closing Date each of the parties hereto shall perform its agreements set forth below.

2.1      Contribution to Capital of Elsinore

         The Funds will contribute $4,901,070 in cash to Elsinore as a capital contribution.

2.2 Purchase or Redemption of First Mortgage Notes and Non-MWV Second Mortgage Notes

          Elsinore will:

(i) purchase all First Mortgage Notes pursuant to the First Mortgage Note Purchase Agreement, and pay all principal, interest and prepayment premium, if any, payable in respect thereof; and

(ii) purchase all Non-MWV Second Mortgage Notes pursuant to the Non-MWV Second Mortgage Note Purchase Agreement and pay all principal, interest and prepayment premium, if any, payable in respect thereof.

2.3      Further Assurances.

                  Elsinore and the Funds each hereby acknowledges each of the agreements of the parties contained in this Section 2 and agrees that they shall execute and deliver each of the Transaction Documents to which it is a party and take all such other reasonable actions as may be necessary or advisable to effectuate the agreements contained herein.

Section 3.    CANCELLATION OF FIRST MORTGAGE NOTES AND NON-MWV-SECOND MORTGAGE
              NOTES.

                  Elsinore will cancel all First Mortgage Notes purchased by it pursuant to the First Mortgage Note Purchase Agreement contemporaneously with the purchase thereof and, upon the purchase of all such First Mortgage Notes, all obligations under the First Mortgage Note Agreement and the First Mortgage Notes shall be deemed to be paid in full. Promptly thereafter, (i) Elsinore will notify U.S. Bank Trust National Association that all obligations under the Senior Lender Documents (as "Senior Lender Documents" is defined in the Intercreditor Agreement) have been paid in full and that the Intercreditor Agreement is terminated and (ii) Elsinore will reconvey that certain deed of trust made by Four Queens, Inc. a Nevada corporation ("Four Queens"), which secures the obligations under the First Mortgage Notes, recorded on October 14, 1994 in Book 594014 as Document No. 00611 in the official records of Clark County, Nevada. Elsinore shall not sell or reissue the Non-MWV-Second Mortgage Notes purchased by it pursuant to the Non-MWV Second Mortgage Note Purchase Agreement. Not more than 30 days after the Closing Date, Elsinore shall deliver all Non-MWV Second Mortgage Notes to the Trustee for cancellation pursuant to
Section 2.12 of the Indenture.

Section 4.   APPLICATION BY ELSINORE OF CAPITAL CONTRIBUTION

                  Elsinore has entered into that certain Agreement and Plan of Merger by and among R&E Gaming Corp., Elsinore Acquisition Sub, Inc., and Elsinore Corporation, dated as of September 15, 1997 (the "Merger Agreement"). Morgens, Waterfall on behalf of the Funds has entered into the Option Agreement. Elsinore shall apply a portion of the capital contribution made by the Funds hereunder in the amount of $2,936,550, plus interest thereon from the date such capital contribution is made at a rate of 10% per annum, as a setoff and payment made in respect of any damage, judgment, order or liability of any kind or nature in law, equity or other, that Elsinore or any party claiming by, though or under Elsinore now owns or at any time heretofore has owned or held against the Funds or any person or entity controlling or managing the Funds, which are based upon or arise out of or in connection with any matter, cause or thing at any time or anything done, omitted or suffered to be done or omitted in any way relating to the Merger Agreement or the Option Agreement, and the transactions contemplated thereby. Nothing in this Section 3 shall be deemed to be an admission of liability by either party hereto or a waiver or release of any claim by either party hereto.

Section 5.   APPLICATION OF FUNDS RECEIVED UNDER MERGER AGREEMENT

                  Elsinore hereby agrees that any payments received by it, whether voluntary or in satisfaction of a judgment, in respect of amounts owed under Section 6.2(c) of the Merger Agreement, shall not be distributed to Elsinore's public stockholders unless a pro rata share of such amounts is distributed to all of Elsinore's stockholders, including the Funds.

Section 6    REPRESENTATIONS AND WARRANTIES

6.1          Representations and Warranties of all Parties

                  Elsinore and each Fund each severally represents and warrants to the other party hereto that it has the corporate or partnership power and authority to execute, deliver and perform this Agreement and each of the other Transaction Documents to which it is a party and to perform its obligations hereunder and thereunder, and has taken all necessary corporate or partnership action to authorize the execution, delivery and performance by it of this Agreement and each of the other Transaction Documents to which it is a party and to consummate the transactions contemplated hereby and thereby.

6.2          Additional Representations and Warranties of Elsinore.

A.       Elsinore represents and warrants to each Fund that:

(i) No Conflict. The execution, delivery and performance by Elsinore of the Transaction Documents to which they are a party and the consummation of the Transactions do not and will not (a) violate any provision of any law or any governmental rule or regulation (including any gaming law, rule or regulation) applicable to Elsinore or any of its Subsidiaries, the certificate or articles of incorporation or bylaws of Elsinore or any of its Subsidiaries, or any order, judgment or decree of any court or other agency of government binding on Elsinore or any of its Subsidiaries; (b) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of Elsinore or any of its Subsidiaries; (c) result in or require the creation or imposition of any Lien upon any of the properties or assets of Elsinore or any of its Subsidiaries (other than any Liens created under any of the Transaction Documents in favor of the Trustee or the Funds); or (d) require any approval of stockholders or any approval or consent of any Person under any contractual obligation of Elsinore or any of its Subsidiaries, except for such approvals or consents which will be obtained on or before the Closing Date and disclosed in writing to the Funds.

(ii) Governmental Consents. The execution, delivery and performance by Elsinore of the Transaction Documents to which they are a party and the consummation of the transactions contemplated thereby do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body (including any gaming regulatory authority). (iii) Binding Obligation. Each of the Transaction Documents has been duly executed and delivered by Elsinore listed on the signature pages thereof and is the legally valid and binding obligation of Elsinore, enforceable against Elsinore in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

Section 7.  CONDITIONS TO EFFECTIVENESS

                  Sections 2, 3, 4 and 5 of this Agreement shall become effective upon the satisfaction of all of the conditions set forth in this section:

7.1  Delivery of Elsinore Documents

                  On or before the Closing Date, Elsinore shall have delivered, or caused to be delivered, to the Funds, or to Morgens, Waterfall on behalf of the Funds, the following, each, unless otherwise noted, dated the Closing Date:

A. Certified copies of the certificate or articles of incorporation of Elsinore, together with a good standing certificate from the Secretary of State of its jurisdiction of incorporation dated a recent date prior to the Closing Date;

B. Copies of the bylaws of Elsinore certified as of the Closing Date by Elsinore's, corporate secretary or an assistant secretary;

C. Resolutions of the board of directors of Elsinore, approving and authorizing the execution, delivery and performance of the Transaction Documents to which it is a party, certified as of the Closing Date by the corporate secretary or an assistant secretary of Elsinore as being in full force and effect without modification or amendment;

D. Signature and incumbency certificates of the officers of Elsinore executing the Transaction Documents to which it is a party;

E. Executed originals of the Transaction Documents to which Elsinore is a party; and

F. Such other documents as Morgens, Waterfall, on behalf of the Funds, may reasonably request.

7.2  Prepayment or Redemption of First Mortgage Notes

                  On or before the Closing Date, Elsinore shall purchase all First Mortgage Notes, and pay all principal and accrued and unpaid interest, if any, payable in respect thereof and cancel such First Mortgage Notes, and terminate the Intercreditor Agreement relating thereto.

7.3  Prepayment or Redemption of Non-MWV Second Mortgage Notes

                  On or before the Closing Date, Elsinore shall purchase all Non-MWV Second Mortgage Notes and pay all principal, interest and prepayment premium, if any, payable in respect thereof.

7.4  Legal Opinions.

         On the Closing Date, the Funds shall have received the favorable legal opinion of Morrison & Foerster, LLP, substantially in the form of Exhibit A hereto, and the favorable legal opinion of Gordon & Silver, Ltd, substantially in the form of Exhibit B hereto.

7.5 Corporate and Partnership Proceedings

                  On or before the Closing Date, all corporate, partnership and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by the Funds and its counsel shall be reasonably satisfactory in form and substance to the Funds and its counsel, and Morgens, Waterfall, on behalf of the Funds, and its counsel shall have received all such counterpart originals or certified copies of such documents as they may reasonably request.

7.6  Other Matters

                  Elsinore shall have performed in all material respects all agreements which this Agreement provides shall be performed on or before the Closing Date except as otherwise disclosed to and agreed to in writing by the Funds.

Section 8.   MISCELLANEOUS

8.1  Survival of Representations

                  The representations and warranties of the parties hereto shall survive the consummation of the Transactions.

8.2  Integration

                  This Agreement (including the Schedules and Exhibits hereto) constitutes the entire agreement with respect to the subject matter hereof, and supersedes all other prior agreements and understandings, both oral and written, among the parties with respect to the subject matter hereof.

8.3  Counterparts; Effectiveness

                  This Agreement may be executed in any number of counterparts (including telecopy counterparts), and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Agreement shall become effective upon the execution and delivery of a counterpart hereof by each of Elsinore and the Funds.

8.4  Severability.

                  In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

8.5  Liability

                  The obligations and liabilities of the Funds under this Agreement shall be several, to the extent of each Fund's respective percentage ownership interest of issued and outstanding shares of common stock of Elsinore, and not joint. Elsinore has designated Morgens, Waterfall as its agent for the sole purpose of receiving communications from, and sending communications to, the Funds in connection with this Agreement. None of Morgens, Waterfall, John C. Waterfall, or Edwin H. Morgen individually, nor any officers, directors, employees, agents, or controlling persons of Morgens, Waterfall, shall have any obligations or liabilities under or in connection with this Agreement by reason of the foregoing or for any other reason.
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8.6  Expenses

                  Irrespective of whether the Transactions have been consummated, Elsinore shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

8.7  Notices

                  Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile or telex, or three business days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name below, or such other address as shall be designated by such party in a written notice delivered to the other parties hereto.

                     if to Elsinore:

                     Elsinore Corporation
                     202 Fremont Street
                     Las Vegas, Nevada 89101
                     Fax:    (702) 387-5120
                     Attention:  Mr. Jeffrey T. Leeds

                     if to the Funds:

                     Morgens, Waterfall, Vintiadis & Co., Inc.
                     10 East 50th Street
                     New York, New York 10022
                     Attention:  Joann McNiff, Esq.

8.8  Public Announcements.

                  Each of the parties hereto agrees that it will not issue any press release or otherwise make any public statement with respect to this Agreement or the transactions contemplated hereby without the prior consent of the other party, which consent shall not be unreasonably withheld or delayed; provided, however, that such disclosure can be made without obtaining such prior consent if (i) the disclosure is required by law, and (ii) the party making such disclosure has first used its reasonable best efforts to consult with the other party about the form and substance of such disclosure.

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8.9  Expenses.

                  Each party shall bear its own expenses and costs incurred in connection with this Agreement and the Transactions.

8.10  Governing Law

                  This Agreement shall be deemed to be made under, shall be governed by and shall be construed and enforced in accordance with the internal laws of the State of New York, without regards to conflicts of laws provisions.

8.11  Headings

                  Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

                  [Remainder of page intentionally left blank.]



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                  WITNESS,  the due  execution  hereof  by the  respective  duly authorized general partner or officer of the undersigned as of the date first written above.

                                     ELSINORE CORPORATION

                                     By:   /s/ Jeffrey T. Leeds
                                     Name:  Jeffrey T. Leeds
                                     Title:  President

                                     FUNDS:

                                     BETJE PARTNERS
                                     ENDOWMENT RESTART LLC
                                     MORGENS WATERFALL INCOME PARTNERS, L.P.
                                     PHOENIX PARTNERS, L.P.
                                     MWV EMPLOYEE RETIREMENT PLAN GROUP TRUST
                                     RESTART PARTNERS, L.P.
                                     RESTART PARTNERS II, L.P.
                                     RESTART PARTNERS III, L.P.
                                     RESTART PARTNERS IV, L.P.
                                     RESTART PARTNERS V, L.P.


                                     By:   /s/ John C. "Bruce" Waterfall
                                     Name:  John C. "Bruce" Waterfall
                                     Title:  Authorized Signatory

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                                    EXHIBIT A


                FORM OF LEGAL OPINION OF MORRISON & FOERSTER LLP



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                                    EXHIBIT B


                 FORM OF LEGAL OPINION OF GORDON & SILVER, LTD.